SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 23, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                   23-2417713
  (State or other           (Commission File Number)        (IRS Employer
  jurisdiction of                                        Identification No.)
   incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

(a) On April 23, 1999, Adelphia announced in a press release, which is attached hereto as Exhibit 99.01 and incorporated by reference herein, that Adelphia had sold 8,000,000 newly issued shares of Class A Common Stock from its shelf registration statement at an offering price of $61.75 per share (the "April Equity Offering"). Net proceeds to the Company of approximately $486,100,000 from this offering will be used initially to repay subsidiary bank debt, which the Company plans to reborrow to fund one or more of its recently announced acquisitions. Closing of the sale of common stock is expected to occur on April 28, 1999. The April Equity Offering is proceeding pursuant to a prospectus supplement dated April 23, 1999 to be filed under the Company's effective shelf registration statement at File No. 333-74219. Prospectuses may be obtained from Salomon Smith Barney, 388 Greenwich Street, New York, New York 10013.

         The April Equity Offering will represent the consumation of the Company's previously announced offering of Class A Common Stock that was the subject of (1) a press release on (and a Form 8-K for the event dated)
April 21, 1999 and (2) a preliminary prospectus supplement dated April 20, 1999 that was previously filed on April 21, 1999 under the Company's shelf registration statement at File No. 333-74219.

(b) On April 23, 1999, Adelphia announced in a press release, which is attached hereto as Exhibit 99.02 and incorporated by reference herein, that Adelphia had sold $350,000,000 aggregate principal amount of new 7-7/8% Senior Notes due 2009. The Senior Notes due 2009 will be noncallable, and will have other non-interest terms that will be similar to those of Adelphia's existing publicly held senior debt. Adelphia plans to use the net proceeds to repay existing indebtedness of subsidiaries. The transaction is expected to close on April 28, 1999. The offering is being made pursuant to a prospectus supplement to be filed under the Company's shelf registration statement. Prospectuses may be obtained from Chase Securities Inc., 270 Park Avenue, Fourth Floor, New York, New York 10017


Item 7.  Financial Statements and Exhibits.

99.01 Press Release dated April 23, 1999 regarding the sale of Class A Common Stock (Filed herewith)

99.02 Press Release dated April 23, 1999 regarding the sale of 7-7/8% Senior Notes due 2009 (Filed herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       ADELPHIA COMMUNICATIONS CORPORATION


Date: April 23, 1999                  By:   /s/ Timothy J. Rigas
                                      --------------------------
                                         Timothy J. Rigas
                                         Executive Vice President, Treasurer
                                          and Chief Financial Officer

                                 Exhibit Index

99.01 Press Release dated April 23, 1999 regarding the sale of Class A Common Stock (Filed herewith)

99.02 Press Release dated April 23, 1999 regarding the sale of 7-7/8% Senior Notes due 2009 (Filed herewith).